UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The management of Intrusion, Inc. (the “Company”) participated in a podcast with Breakout Investors that was released on June 23, 2022. During the podcast, management discussed, among other things, its expectation of revenue in 2023 and beyond. Such information was intended to be aspirational and not guidance by the Company of its expected financial or operational performance. To the extent the Company deems it appropriate, the Company expects to provide any future guidance in its earnings releases or in other filings made with the Securities and Exchange Commission. A link to a recording of the podcast is available at https://youtu.be/F7HZWGCwIxc.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Information

This communication and the information in the podcast contains certain forward-looking statements, including, without limitation, the Company’s expectation for customer and financial growth, the Company’s expectations for positive effects or its current sales and marketing efforts, the Company’s restructured sales network, the expectation that the Company’s expanded product offerings will have a positive impact on future sales and revenues, and the Company’s future capital needs and cash flows, which statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements speak only as of the date such statements were made and involve a number of risks and uncertainties. These statements were made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties, which could cause actual results to differ materially from those in the forward-looking statements, including, the risk that the Company does not achieve the anticipated results from its current sales, marketing, operational, and product development initiatives, as well as risks that the Company has detailed in its most recent Annual Report on Form 10-K and in its subsequent Quarterly Report Form 10-Q, particularly under the heading “Risk Factors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTRUSION INC.

Dated: June 29, 2022	By:	/s/ Anthony Scott
Anthony Scott
President and Chief Executive Officer

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